INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "AGREEMENT") is made as of December 15, 2000, by and among TAG-IT PACIFIC, INC., a Delaware corporation (the "COMPANY"), COMMERCE INVESTMENT GROUP, LLC, and the investors who have signed a Investor Rights Agreement Joinder substantially in the form of EXHIBIT A attached to this Agreement ("INVESTOR"); collectively, the "Investors").

                                    RECITALS

     This Agreement is being entered into by and among the parties hereto in connection with that certain Supply Agreement, dated as of the date hereof and entered into by and among the parties hereto (the "SUPPLY AGREEMENT"), pursuant to which the Investors are acquiring shares of the Company's common stock, par value $0.001 per share (the shares so acquired, the "SHARES"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Supply Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.   REGISTRATION RIGHTS.

     1.1 DEFINITIONS. For purposes of this Section 1:

     "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Exchange Act of 1934, as amended) promulgated thereunder.

     "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Act of 1933, as amended) promulgated thereunder.

     "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person in question. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or any duly constituted committee of that Board which has been delegated the authority to take the specific action in question.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, warrants, subscription rights, participations or other equivalents (however designated) of capital stock.


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     "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

     "DYNE SHAREHOLDERS" means Colin Dyne, Mark Dyne and any Affiliate of Colin Dyne or Mark Dyne.

     "ELIGIBLE OFFERING" means any public offering of Common Stock by the Company other than: (i) any registration relating solely to the sale of securities to participants in a Company stock plan, (ii) any registration relating to corporate reorganization or other transaction under Rule 145 of the Act, (iii) any registration on any form (other than Form S-1, S-2 or S-3) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, and (iv) any registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

     "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "HOLDER" means any person owning or having the right to acquire Registrable Securities or an assignee pursuant to Section l.8 hereof.

     "PERSON" means any individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government bureau or agency or other subdivision thereof or other entity of any kind or nature.

     "POTENTIAL MATERIAL EVENT" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company, that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time.

     "QUALIFIED OFFERING" means a firmly underwritten public offering of the Company's Common Stock pursuant to an effective registration statement filed with the SEC.

     "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

     "REGISTRABLE SECURITIES" means (i) the Shares, (ii) any Common Stock issued as (or issuable upon the conversion or exercise of the Shares, any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, and (iii) any Common Stock issued by way of a stock split of the shares referenced in (i) or (ii) above.


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     "REGISTRABLE SECURITIES OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

     "SEC" means the Securities and Exchange Commission.

     1.2 REGISTRATION RIGHTS WITH RESPECT TO THE SECURITIES.

     (a) FILING. The Company agrees that it will prepare and file with the SEC, within fifteen business days of the execution of the Supply Agreement, a Registration Statement on Form S-3 under the Securities Act, at the sole expense of the Company (except as provided in Section (d) hereof), in respect of the Investor, so as to permit a public offering and resale of the Registrable Securities under the Act by the Investor as a selling stockholder and not as an underwriter.

     (b) EFFECTIVENESS. The Company shall use its best efforts to cause such Registration Statement to become effective within 90 days from the respective Closing Date or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The Registration Statement shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Investor of the effectiveness of the Registration Statement within one Trading Day of such event.

     (c) EFFECTIVENESS PERIOD. The Company will maintain the Registration Statement or post-effective amendment filed under this Section 1.2 effective under the Securities Act until for a period of two years from the date on which it became effective (the "EFFECTIVENESS PERIOD").

     (d) EXPENSES. All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under Section 1.2(a) and in complying with applicable Federal and State securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of their counsel. The Investor and its counsel shall have a reasonable period, not to exceed five (5) -- Trading Days, to review any amendment to the Form S-3 previously provided to the Investor pursuant to the Purchase Agreement thereto, prior to filing with the Commission, and the Company shall provide the Investor with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall qualify any of the Securities for sale in such states as the Investor reasonably designates and shall furnish indemnification in the manner provided in Section 1.7 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investor with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.


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     (e) BLACKOUT PERIOD. If at any time or from time to time after the effective date of any Registration Statement, the Company notifies the Investor in writing of the existence of a Potential Material Event (as defined in Section
1.1 above), the Investor agrees not to offer or sell any securities or engage in any other transaction involving or relating to securities, from the time of the giving of notice with respect to a Potential Material Event until the Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; PROVIDED, however, that the Company may not so suspend the right to such holders of securities for more than 30 days in the aggregate (90 days in the case of an acquisition requiring the filing of audited financial statements of the acquired business under Form 8-K) during any twelve month period, during the period the Registration Statement is required to be in effect, and if such period is exceeded, such event shall be a Registration Default. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company's obligation to file such Registration Statement shall be delayed without penalty for not more than 20 days, and such delay or delays shall not constitute a Registration Default. The Company must, if lawful, give the Investor notice in writing at least two Trading Days prior to the first day of the blackout period.

     1.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least 30 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but EXCLUDING Form S-4 or S-8 registration statements, and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (a) UNDERWRITING. If a registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, SECOND to Dyne Shareholders and other registration rights granted by the Company prior to the date of this Investor Rights Agreement and THIRD, to each of the Holders requesting inclusion of their Registrable Securities in such


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registration statement on a pro rata basis based on the total number of
Registrable Securities then held by each such Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners, shareholders and members of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "HOLDER," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder", as defined in this sentence.

     (b) EXPENSES. The Company shall pay all expenses incurred in connection with a registration pursuant to this Section 1.3 (excluding underwriters' or brokers' discounts and commissions and the fees and disbursements of special counsel for the Selling Holder or Holders), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company.

     1.4 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 20 days;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

     (d) use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering;


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     (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder prepare and file an amendment to any such prospectus as may be necessary;

     (g) furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is given to the underwriters in the underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities;

     (h) furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities;

     (i) cause all Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

     (j) cause the Company's officers, directors and independent certified public accountants to provide all information reasonably requested by a representative of any Holder of Registrable Securities and any attorney or accountant retained by such Holder, in connection with such registration.

     1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities, as shall be required to timely effect the registration of their Registrable Securities.

     1.6 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 1:


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     (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and members of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

     (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

     (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

     (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

     (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or


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controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by a Holder under this Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

     (c) NOTICE. Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

     (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     (e) SURVIVAL. The obligations of the Company and Holders under this Section
1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise, and the termination of this Agreement.

     (f) SETTLEMENT. No indemnified party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     1.8 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities which (i) is a subsidiary, parent


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entity, partner, member, limited partner, retired partner or stockholder of a
Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder or (iii) a purchaser in a private transaction within twenty-four months of the date of this Agreement; provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 3.9 below; (c) the assignee holds a minimum of l00,000 shares of Registrable Securities and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

     1.9 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, Holder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Registrable Securities without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be reasonably requested by the Company or such underwriters.

     1.10 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) as long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).


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2.   AMENDMENT.

     2.1 Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor (and/or any of their permitted successors or assigns) holding shares of Common Stock representing and/or exercisable into at least a majority of all the Shares. Any amendment or waiver effected in accordance with this
Section 2.1 shall be binding upon the Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

3.   GENERAL PROVISIONS.

     3.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

         If to the Company:

Tag-It Pacific, Inc.                      Guez Group c/o
3820 South Hill St.                       AZTECA PRODUCTION INTERNATIONAL, INC.
Los Angeles, CA 90037                     5804 E. Slauson Ave.
Attn:  Colin Dyne                         Commerce, CA 90040
Fax Number:  (323) 231-7039               Attn:  Deborah Greaves, Esq.
                                          Fax Number:

         WITH COPIES TO:

Troop Steuber Pasich Reddick & Tobey, LLP
2029 Century Park East, 24th Floor
Los Angeles, CA 90067-3010
Attn:  Murray Markiles
Fax Number:  (310) 728-2233


Or at such address as such Holder or permitted assignee shall have furnished to the Company in writing. The parties hereto may from time to time change their address or facsimile number


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for notices under this Section 3.1 by giving written notice of such changed address or facsimile number to the other parties hereto as provided in this
Section 3.1. 3.2 ENTIRE AGREEMENT. This Agreement, the Voting Agreement, the Right of First Refusal and Sale Agreement, and the Supply Agreement between the parties in the form attached hereto as exhibits, together with all the Exhibits to this Agreement, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

     3.3 GOVERNING LAW/VENUE. This Agreement shall be interpreted in accordance with the laws of the State of California, without regard to the conflicts of laws principles thereof. The parties agree and Guez specifically agrees on behalf of each Covered Company that jurisdiction over and venue in any legal proceeding arising out of or relating to this Agreement will exclusively be in the state or federal courts located in California.

     3.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     3.5 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     3.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character of any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     3.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

     3.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.9 COSTS AND ATTORNEYS' FEES. In the event that any dispute among the parties results in litigation, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses; provided, however, that in the case of any negotiated settlement of any litigation or arbitration between the parties, there shall be no "prevailing party" for purposes of this
Section 3.9. As used herein, the term "attorneys' fees" shall be deemed to mean the full and actual cost of any legal services actually performed in connection with the matters involved, calculated on the basis of usual fees charged by the attorneys performing such services.

     3.10 ADJUSTMENTS FOR STOCK SPLITS AND CERTAIN OTHER CHANGES. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                            TAG-IT PACIFIC, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------



                                            Commerce Investment Group, LLC

                                            By:     /S/ HUBERT GUEZ
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT A

                    FORM OF INVESTOR RIGHTS AGREEMENT JOINDER

     By signing and returning this Investor Rights Agreement Joinder, the undersigned agrees to be a party to that certain Investor Rights Agreement, dated as of December __, 2000 by and among the Company and Commerce Investment Group, LLC, a copy of which has been presented to the undersigned along with this Investor Rights Agreement Joinder. The undersigned shall have all rights, and shall observe all the obligations, applicable to an "INVESTOR" as set forth in the Investor Rights Agreement as if the undersigned had originally signed the Investor Rights Agreement.



Date:
      ---------------------


INVESTOR:


---------------------------------
[Signature]

---------------------------------
[Please print name]

Address:

      ---------------------------

      ---------------------------

      ---------------------------